Investments and prepaid gold interests (Tables)	12 Months Ended
Dec. 31, 2023
Investments and prepaid gold interests
Schedule of investments and prepaid gold interests

As at December 31	2023	2022
Prepaid gold interests – Auramet	$40,248	$—
Investments[1]	6,248	5,372
Prepaid gold interests – Steppe Gold	—	4,534
Total investments and prepaid gold interests	46,496	9,906
Current portion	13,947	9,906
Non-current portion	$32,549	$—

1.	The fair value of the level 1 investments is $4.7 million (2022: $3.0 million) and the fair value of the level 3 investments is $1.6 million (2022: $2.3 million). Refer to Note 25 for additional details.